UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2019 (May 7, 2019)

DMC GLOBAL INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300
Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

5405 Spine Road
Boulder, Colorado  80301
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of DMC Global Inc. (the “Company”) was held on May 7, 2019. At the Annual Meeting, the stockholders of the Company (i) elected the seven persons listed below to serve as directors of the Company until the 2020 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Company had 14,988,528 shares of Common Stock outstanding as of March 22, 2019, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 13,864,738 shares of Common Stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1    The stockholders elected each of the seven nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
David C. Aldous	11,483,257	423,468	1,958,013
Andrea E. Bertone	11,739,977	166,748	1,958,013
Yvon Pierre Cariou	11,749,891	156,834	1,958,013
Robert A. Cohen	11,656,871	249,854	1,958,013
Richard P. Graff	11,486,282	420,443	1,958,013
Kevin T. Longe	11,749,158	157,567	1,958,013
Clifton Peter Rose	11,480,432	426,293	1,958,013

Proposal 2    The results on the non-binding advisory vote concerning the compensation of the Company's named executive officers (the “say-on-pay vote”) were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
11,481,717	233,281	191,727	1,958,013

Proposal 3    The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
13,289,037	573,473	2,228

Item 8.01                                          Other Matters.

The Board currently has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Health, Safety, Security and Environment Committee. Each committee operates under a written charter, which sets forth the functions and responsibilities of the committee. A copy of the charter of each committee can be viewed on our website, www.dmcglobal.com.

The members of the committees of the Board of Directors as of May 7, 2019 were as follows:

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Health, Safety, Security and Environment Committee
David C. Aldous	Member	Member
Andrea E. Bertone	Member		Member
Yvon Pierre Cariou				Chair
Robert A. Cohen		Chair	Member
Richard P. Graff	Chair			Member
Kevin T. Longe				Member
Clifton Peter Rose		Member	Chair

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated: May 10, 2019	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer